COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jun. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 20 -	COMMITMENTS AND CONTINGENCIES

Commitments

Lease Commitments

The Company leased their offices under lease agreements. The following table sets forth the Company’s contractual obligations as of June 30, 2018 in future periods:

For the years ending June 30,	Rental payments
2019	154,649
2020	154,649
2021	111,455
2022	-
Thereafter	-
$420,753

Guarantee Commitments

i.
Guarantees terminate upon payment or cancellation of the guaranteed obligation. Dongsheng Guarantee’s obligations to make payments under guarantees will be triggered upon failure of the parties for which the guarantees are provided to fulfill their guaranteed obligations. The terms from inception to termination of the guarantees provided generally range from 6 to 12 months.

ii.
During the year ended June 30, 2018, Jinshang Leasing and a third party jointly entered into certain finance lease contracts with a customer with total contract amount of $70.1 million (RMB464 million). Jinshang Leasing provides financing to the customer of $6.6 million (RMB44 million)(included in Note 7 - net investment in direct financing leases) and the third party provides the remaining financing of $63.5 million (RMB420 million), for a period up to August 2020. Jinshang Leasing also acts as a guarantor and is obligated to pay the third party if the customer fails to pay the obligations when they become due. As of June 30, 2018, the maximum guarantee issued by Jinshang Leasing was $69.8 million(RMB462 million).

Contingencies

In the past, Dongsheng Guarantee failed to comply with PRC regulations that provide that the aggregate balance of liabilities guaranteed by a financing guarantee Company for any single guaranteed party may not exceed 10% of the net assets of the guarantee Company. Also, the Company’s PRC subsidiaries have historically failed to promptly
 make social insurance and provident housing fund contributions in full for their employees. During the years ended June 30, 2018 and 2017, Dongsheng Guarantee did not provide guarantees for loans in excess of 10% of its net assets to any single customer and made all required social insurance, but it failed to comply with certain housing fund requirements under PRC regulations. As of June 30, 2018 and 2017, the Company’s PRC subsidiaries
had not received any notice from any relevant government authorities regarding their prior non-compliance with these requirements. However, it is possible that relevant regulatory authorities will impose penalties and/or bring legal action against them retrospectively. Any such penalties or legal action could have an adverse effect on the Company’s business, and management is unable to make any estimate of the amounts of any such possible penalties.

Litigations

The Company is involved in various legal actions arising in the ordinary course of its business. As of June 30, 2018, the Company was involved in 3 lawsuits in China, 2 of which were initiated by the Company as plaintiff in relation to the guarantee business, and in the other of which the Company is a defendant in relation to its financing lease business (see below). The Company initiated legal proceedings to collect delinquent balances, interest and penalties from guarantees. An aggregated claim of $639,104 has been adjudicated by the Court in favor of the Company and these cases are in the process of being enforced.

In October 2014, an equipment supplier filed a lawsuit in China naming Jinshang Leasing and the respective lessee of a financing lease arrangement as defendants demanding repayment of the equipment cost of $2.2 million (RMB14.8 million) and compensation of $0.2 million (RMB1.5 million). There has been no activity in this lawsuit since it was transferred to the Beijing Haidian court. In June 2015, the lessee filed a notice to Jinshang Leasing and the supplier to terminate the financing lease arrangement and the respective equipment sale and purchase agreement. Jinshang Leasing has not collected or made any payment or recognized any income on this financing lease arrangement. The directors of the Company have sought advice from PRC legal counsel in this respect and are of the view that the lawsuit against Jinshang Leasing is without merit and believe that resolution of this matter will not result in any payment that, in the aggregate, would be material to the financial position or results of operations of the Company.

The Company and certain of its executive officers have been named as defendants in two civil securities lawsuits recently filed in two U.S. District Courts (the “Lawsuits”) in April 2017. Both Lawsuits are putative class action lawsuits where plaintiffs’ counsels are seeking to represent the entire class of shareholders who bought the Company’s securities between 29 October 2015 and 29 March 2017. Both Lawsuits assert the same statutory violations under the U.S. Securities Exchange Act, alleging, in sum and substance, that the defendants made false and misleading statements, or failed to disclose material facts, in the Company’s prospectuses, press releases, and filings with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its growth, business prospects and the adequacy of its internal controls. The Lawsuits further alleged that the Company’s stock price fell when the alleged misstatements or omissions became known to investors. The plaintiffs are seeking unspecified monetary damages, including interest, costs and attorneys’ fees and other relief as the court deems just.

On June 19, 2017, the plaintiff in one of the class actions filed a notice of voluntary discontinuance.

On June 26, 2017, the Court issued an Order appointing lead plaintiffs and lead counsel, and on August 25, 2017 lead plaintiffs filed an Amended Class Action Complaint. The Amended Complaint alleges a claim against the Company for securities fraud purportedly arising from alleged misrepresentations concerning its principal executive offices (which alleged misrepresentations resulted in the Company being added to, and then removed from, the Russell 2000 index). On October 24, 2017, the
Company moved to dismiss the Amended Complaint for failure to state a claim against it. On March 1, 2018, the District Court for the Central District of California issued an Order denying the Company’s motion to dismiss. Thus, the civil action has proceeded to the fact gathering “discovery” stage in respect to the Company.

On August 31, 2018, defendants Renhui Mu and Junfeng Zhao moved to dismiss Plaintiffs’ Amended Complaint in the California Action for failure to state a claim as against them.  That motion is scheduled for hearing on November 5, 2018.

Separately, on September 17, 2018, lead plaintiffs in the California Action filed a motion seeking class certification.   The Company’s opposition to that motion is currently due on December 14, 2018.

On October 9, 2018, the Court entered an Order in the California Action dismissing the action as against Jianming Hao, without prejudice, for lead plaintiffs’ failure to timely serve him with the Summons and Amended Complaint.

The Amended Complaint does not specifically allege the damages purportedly suffered by the class, and the Company is not yet able to provide a reliable estimate of any such damage claim. We believe that the claims from this proceeding are without merit and we are vigorously defending this proceeding.